Advanced Drainage Systems Q3 Fiscal 2020 Financial Results

Management Presenters Scott Barbour President and Chief Executive Officer Scott Cottrill Executive Vice President, Chief Financial Officer Mike Higgins Vice President, Corporate Strategy & Investor Relations

Forward Looking Statements and Non-GAAP Financial Metrics Certain statements in this presentation may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; uncertainties surrounding the integration of acquisitions and similar transactions, including the recently completed acquisition of Infiltrator Water Technologies and the integration of Infiltrator Water Technologies; our ability to realize the anticipated benefits from the acquisition of Infiltrator Water Technologies; risks that the acquisition of Infiltrator Water Technologies and related transactions may involve unexpected costs, liabilities or delays; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; our ability to remediate the material weakness in our internal control over financial reporting, including remediation of the control environment for our joint venture affiliate ADS Mexicana, S.A. de C.V. as described in “Item 9A. Controls and Procedures” of our Annual Report on Form 10-K for the year ended March 31, 2019; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets, including risks associated with new markets and products associated with our recent acquisition of Infiltrator Water Technologies; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness, including borrowings under our new Credit Agreement; the nature, cost and outcome of any future litigation and other legal proceedings, including any such proceedings related to our acquisition of Infiltrator Water Technologies, as may be instituted against the Company and others; fluctuations in our effective tax rate, including from the Tax Cuts and Jobs Act of 2017; changes to our operating results, cash flows and financial condition attributable to the Tax Cuts and Jobs Act of 2017; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise that would require the Company to make additional adjustments or revisions or to restate the financial statements and other financial data for certain prior periods and any future periods; any delay in the filing of any filings with the Securities and Exchange Commission (“SEC”); the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally and the other risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Q3 Fiscal 2020 Revenue Highlights Domestic construction market sales grew 6% despite record rainfall in the quarter, in led by non-residential and residential construction. 1 Consolidated net sales grew 24%, driven by 5% organic growth and contribution from Infiltrator Water Technologies. 2 3 4 Organic sales growth driven by strong growth of key products, as we continue to execute on material conversion, water management solutions and key growth states. Agriculture market rebound driven by prevented plant acres, pent up demand and investments in drainage. Growth accelerated by organizational changes, new products and focused execution. Favorable trends in the US construction market supported by low interest rate environment, healthy consumer confidence and strong order backlogs.

Q3 Fiscal 2020 Profitability and Cash Flow Highlights Domestic construction market sales grew 6% despite record rainfall in the quarter, in led by non-residential and residential construction. 5 Consolidated Adjusted EBITDA increased 89%, driven by 36% increase in the legacy ADS business and contribution from Infiltrator Water Technologies. 6 7 8 Organic Adjusted EBITDA improvement driven by traditional legacy ADS levers of strong sales growth, disciplined pricing, favorable resin and recycling costs. Strong cash flow generation primarily driven by improved profitability and working capital initiatives. Focused on building new levers for profitability improvement, including transportation/logistics and manufacturing initiatives which are gaining traction.

Q3 Fiscal 2020 Financial Performance +800 bps Organic* +440 bps (USD, in millions) +23.7% Organic* +5.4% By Application + Pipe +4% + Allied +8% Domestic Markets + Construction +4% + Non-Residential +3% + Residential +5% + Infrastructure +4% + Agriculture +29% Organic* Revenue Growth By Geography + Domestic +6% + Pipe +6% + Allied +8% − International - 1% − Pipe - 4% + Allied +8% $48.4 $9.1 $13.7 ($7.5) $26.5 $91.3 Revenue Adj. EBITDA *Organic results represent the legacy ADS business and exclude Infiltrator Water Technologies results. $1.9 $393 $318 $335* 23.2% 15.2% 19.6%* +$17.2M ($0.9)

Free Cash Flow   FY 2020 FY 2019 ∆ Consolidated Adjusted EBITDA $290 $195 $95 Working capital(2) 68 (2) 70 Cash tax (9) (27) 18 Cash interest (24) (12) (12) Transaction costs(3) (21) ‒ (21) Other (6) (5) (1) Consolidated Cash flow from operations 296 148 148 Capital expenditures (46) (31) (15) Consolidated Free cash flow $250 $117 $133 Free Cash Flow (¹) Note: all figures in USD, $mm. Operating Cash Flow less CapEx Inventory, Trade Receivables, Accounts Payable Advisory, legal, and consulting fees related to acquisition of Infiltrator Water Technologies

Capital Structure  (in millions) December 31, 2019 March 31, 2019 Interest Term Loan Facility (9/2019) $ 650 $ ‒ L + 2.250% Senior Notes (9/2019) 350 ‒ 5.000% Credit Agreement (2017) ‒ 134 L + 1.125% Senior Notes (2017) ‒ 100 3.660% Equipment financing 2 2 2.746% Total debt $ 1,002 $ 237 Finance leases $ 70 $ 85 5.565% Leverage 3.0 times 1.4 times TTM Proforma Leverage 2.5 times Debt & Capital Leases Maturity Profile $350M $650M(1) $350M Ahead of leverage reduction plan by 9 to 12 months Comments: Weighted average cost of debt 4.5% (previously 3.4%) Weighted average maturities extended to 7 years (previously 4 years) ADS Corporate Rating at: Moody’s Ba2 / S&P BB- Prepaid $50 million on Term Loan in October 2019 $75M $134M $25M (1) Term Loan Facility amortizes at a rate of 1% per year until maturity.

Fiscal 2020 results expected to be in the upper end of the guidance range Key Metric FY 2019 FY 2020 Y-o-Y Change Net Sales (in Millions) $1,385 $1,600 - $1,650 Up 16% to 19% Adj. EBITDA (in Millions) $232 $325 - $345 Up 40% to 49% Adj. EBITDA Margin 16.8% 20.3% - 20.9% +350 to +410 basis points Fiscal 2020 Expectations

Q&A Session

Closing Remarks Domestic construction market sales grew 6% despite record rainfall in the quarter, in led by non-residential and residential construction. Positioned for continued above-market growth in fiscal 2020 due to material conversion strategy and strong growth of key products. Acquisition of Infiltrator Water Technologies builds on strong margin and free cash flow profile of legacy ADS business. 1 2 3 Steady demand in core domestic construction markets expected to continue. Focused on building shareholder value through sustained profitability improvements, cash generation and disciplined execution. 4

Appendix

Q3 Fiscal 2020 Infiltrator Water Technologies Results Infiltrator Water Technologies results are performing above previous expectations Infiltrator Water Technologies acquisition closed July 31, 2019. (1) Includes $13.5 million and $26.7 million of intersegment net sales for the three and nine months ended December 31, 2019, respectively. (USD, in millions) $72(1) Revenue $27 Adj. EBITDA Revenue Revenue is slightly ahead of expectations Strong growth in plastic tanks and chambers as Infiltrator Water Technologies continues to drive conversion from traditional materials in on-site septic systems Capitalizing on strengthening housing market Good growth being experienced in South, Midwest and East Integration $35M to $40M in capital projects approved as expected for investments in growth Year 1 synergy projects approaching target run rate (USD, in millions) $137(1) $52

Year-to-Date Fiscal 2020 Financial Performance +470 bps Organic* +260 bps (USD, in millions) +17.1% Organic* +7.2% $195.1 $38.6 $34.7 ($16.4) $51.6 $289.8 Revenue Adj. EBITDA *Organic results represent the legacy ADS business and exclude Infiltrator Water Technologies results. ($11.8) $1,303 $1,113 $1,193* 22.2% 17.5% 20.1%* +$45.1M ($1.9) By Application + Pipe +6% + Allied +10% Domestic Markets + Construction +8% + Non-Residential +6% + Residential +16% + Infrastructure +3% + Agriculture +28% Organic* Revenue Growth By Geography + Domestic +10% + Pipe +9% + Allied +11% − International - 10% − Pipe - 15% + Allied +6%

Special Dividend / ESOP Special Dividend $1.00 Special Dividend paid on June 14, 2019 to all shareholders of record on June 3, 2019 $75M aggregate payment $58M to Common Shareholders $17M to Preferred Shareholders (ESOP) ESOP Background: The Company established the ESOP in 1993, funded by an existing tax-qualified profit sharing retirement plan and 30-year term loan from ADS. The plan expires in March 2023, at which time the loan is also due. The ESOP used $12M of proceeds from the Special Dividend to paydown a portion of the loan from ADS The loan repayment triggered an allocation of 11.6 million preferred shares (previously unallocated) to participant accounts, as well as an associated non-cash stock-based compensation expense. ESOP preferred shares convert to common shares at a rate of 0.7692 at plan maturity in March 2023. Associated non-cash stock-based compensation expense Three Months Ended June 30, 2019 Cost of goods sold - ESOP special dividend compensation $168.6 Selling, general and administrative - ESOP special dividend compensation $78.1 Total ESOP special dividend compensation $246.7 ESOP Preferred Shares (in millions) Before Loan Payment After Loan Payment Allocated to participants 7.6 19.3 Unallocated shares 14.5 2.8 Total ESOP Shares 22.1 22.1

Reconciliations Three Months Ended December 31, 2019 December 31, 2018 Net Sales Intersegment Net Sales Net Sales from External Customers Net Sales Intersegment Net Sales Net Sales from External Customers Net Sales Intersegment Net Sales Net Sales from External Customers Net Sales Intersegment Net Sales Net Sales from External Customers Pipe $,207,897 $-,342 $,207,555 $,196,675 $0 $,196,675 $11,222 $-,342 $10,880 5.7% 5.5% Infiltrator Water Technologies 72,083 ,-13,549 58,534 0 0 0 72,083 ,-13,549 58,534 #DIV/0! #DIV/0! International 0 0 0 #DIV/0! #DIV/0! International - Pipe 28,340 0 28,340 29,580 0 29,580 -1,240 0 -1,240 -4.2% -4.2% International - Allied Products 10,114 0 10,114 9,354 0 9,354 760 0 760 8.1% 8.1% Total International 38,454 0 38,454 38,934 0 38,934 -,480 0 -,480 -1.2% -1.2% Allied Products & Other 88,881 0 88,881 82,504 0 82,504 6,377 0 6,377 7.7% 7.7% Intersegment Eliminations ,-13,891 13,891 0 0 0 0 ,-13,891 13,891 0 #DIV/0! #DIV/0! Total Consolidated $,393,424 $0 $,393,424 $,318,113 $0 $,318,113 $75,311 $0 $75,311 0.23674291839692185 0.23674291839692185 Nine Months Ended December 31, 2019 December 31, 2018 Net Sales Intersegment Net Sales Net Sales from External Customers Net Sales Intersegment Net Sales Net Sales from External Customers Net Sales Intersegment Net Sales Net Sales from External Customers Net Sales Intersegment Net Sales Net Sales from External Customers Pipe $,751,483 $-,684 $,750,799 $,688,025 $0 $,688,025 $63,458 $-,684 $62,774 9.2% 9.1% Infiltrator Water Technologies ,136,972 ,-25,738 ,111,234 0 0 0 ,136,972 ,-25,738 ,111,234 #DIV/0! #DIV/0! International 0 0 0 #DIV/0! #DIV/0! International - Pipe 92,242 0 92,242 ,108,036 0 ,108,036 ,-15,794 0 ,-15,794 -0.14619201007071717 -0.14619201007071717 International - Allied Products 33,330 0 33,330 31,533 0 31,533 1,797 0 1,797 5.7% 5.7% Total International ,125,572 0 ,125,572 ,139,569 0 ,139,569 ,-13,997 0 ,-13,997 -0.10028731308528398 -0.10028731308528398 Allied Products & Other ,315,432 0 ,315,432 ,284,921 0 ,284,921 30,511 0 30,511 0.10708582378975225 0.10708582378975225 Intersegment Eliminations ,-26,422 26,422 0 0 0 0 ,-26,422 26,422 0 #DIV/0! #DIV/0! Total Consolidated $1,303,037 $0 $1,303,037 $1,112,515 $0 $1,112,515 $,190,522 $0 $,190,522 0.17125342130218468 0.17125342130218468 $1,177,465

Reconciliations

Reconciliations (a) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, the proportional share of interest, income taxes, depreciation and amortization related to the South American Joint Venture, which are accounted for under the equity method of accounting, contingent consideration remeasurement, executive retirement expense (benefit) and restatement related costs. The other adjustments in fiscal 2020 also includes expenses related to the ADS Mexicana’s investigation. The other adjustments for fiscal 2019 also includes insurance proceeds received in connection with the Company’s restatement of prior period financial statements.